UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2004

WESTPOINT STEVENS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15381	36-3498354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 West 10th Street, West Point, Georgia	31833

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (706) 645-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 28, 2004, the United States Bankruptcy Court for the Southern District of New York granted the Company an extension of the exclusive right to propose a plan of reorganization under Chapter 11 through December 1, 2004. On September 28, 2004, the Company issued a press release with respect to the extension granted by the Bankruptcy Court. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On September 30, 2004, the Company filed with the Bankruptcy Court its Monthly Operating Report for the month of August 2004 as debtor-in-possession under Chapter 11 of the Bankruptcy Code. A copy of the Monthly Operating Report is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits
Exhibit No.	Description

99.1	Press Release dated September 28, 2004, with respect to the matter described in Item 8.01.

99.2	Monthly Operating Report for the month of August 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTPOINT STEVENS INC.
(Registrant)

Date: September 30, 2004	By:	/s/ Christopher N. Zodrow

Christopher N. Zodrow
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 28, 2004, with respect to the matter described in Item 8.01.

99.2	Monthly Operating Report for the month of August 2004.